UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        AMENDED SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 6, 2002

                                TRSG Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


                       74315V 10 6                      87-045382
                       -----------                      ---------
                      (CUSIP Number)       (IRS Employer Identification Number)

                          c/o Richard Bailey, President
            3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [ X]     Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only
                  (as permitted by Rule 14c-5(d)(2)
         [   ]    Definitive Information Statement

                               -------------------
                                TRSG Corporation
                (Name of Registrant as Specified in its Charter)
                              --------------------

-------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X ]     No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
         4) Proposed maximum aggregate value of transaction: 0
         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously
         Paid:
         2) Form, Schedule or Registration No.:
         3) Filing Party:
         4) Date Filed

-------------------------------------------------------------------------------

                                TRSG CORPORATION
                         3095 East Patrick Lane, Suite 1
                             Las Vegas, Nevada 89120

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                           to be taken on July 8, 2002

To the Stockholders of TRSG Corporation.:

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of TRSG Corporation (the "Company"), the number of authorized $0.001 par value shares of the Common Stock of the Company will be increased from 200,000,000 to 2,000,000,000. The number of preferred shares authorized remains at 5,000,000. The change will be effective on July 8, 2002

Only stockholders of record at the close of business on May 15, 2002 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                             By Order of the Board of Directors



                                               ___/s/ Richard Bailey______
                                                   ------------------
                                                 Richard Bailey, President

This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of TRSG Corporation, a Delaware Corporation ("TRSG "), in connection with resolutions of the Board of Directors and the written consent of holders of in excess of 50% of the common stock of TRSG providing for an amendment to TRSG 's Articles of Incorporation increasing TRSG's authorized common shares from 200,000,000 shares of $0.001 par value common stock to 2,000,000,000 shares of $0.001 par value common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of TRSG have unanimously adopted, ratified and approved resolutions to effect the recapitalization. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and became effective on July 8, 2002.

The authorized shares of TRSG are being increased so that there are sufficient shares available to allow the Company flexibility in its ability to issue shares to raise capital or to acquire additional properties or businesses. The Company has no definitive plans at the present to issue any of the additional 800,000,000 shares being authorized by the amendment to its Articles of Incorporation, However, should an opportunity arise to raise additional capital or to make an acquisition which the Board of Directors determine may be beneficial to the Company, the additional shares may be used for that purpose.

The Form 10-QSB filed by TRSG with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. TRSG is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware ("the Delaware Law") does not provide for dissenter's rights of appraisal in connection with the Recapitalization.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 46,693,731 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 24,448,660 (52.37%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, Richard Bailey has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.



                   SECURITY OWNERSHIP OF EXECUTIVE OFFICERS,
                    DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of May 15, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

   Title of Class         Name and Address of Beneficial              Amount and nature of             Percent of Class
                                    Ownership                         Beneficial Ownership
       Common                    Richard Bailey1                           24,448,660                       52.37%
       Stock             3095 East Patrick Lane, Suite 1
                             Las Vegas, Nevada 89120
       Common                   Florian R. Ternes
       Stock             3095 East Patrick Lane, Suite 1                    2,000,000                       4.28%
                             Las Vegas, Nevada 89120
       Common                   Richard D. Surber2                          3,078,202                       6.59%
       Stock              268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101
       Common             Hudson Consulting Group, Inc.                     3,024,202                       6.48%
       Stock              268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101
       Common               Gateway Distributors, Ltd.                     21,448,660                       45.93%
       Stock             3095 East Patrick Lane, Suite 1
                             Las Vegas, Nevada 89120
       Common               Feng Shui Consulting, Inc.                      2,500,000                       5.35%
       Stock               3809 South West Temple # 1D
                            Salt Lake City, Utah 84115
       Common               All Executive Officers and                     26,448,660                       56.64%
       Stock                   Directors as a Group

As of May 15, 2002, the Company had 46,693,731 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of TRSG owning a majority in excess of 50% of TRSG's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the replacement of TRSG's current Board of Directors and executive officers (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.


The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on May 15, 2002 the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to TRSG's Articles of Incorporation.

 1 Shares are attributed to Mr. Bailey as president of Gateway Distributors, Ltd., which corporation is the owner of 21,448,660 shares.

 2 Mr. Surber owns no shares. 3,078,202 shares are beneficially attributed to Mr. Surber from shares owned by Oasis International Hotel & Casino, Inc. (54,000) shares and Hudson Consulting Group, Inc. (3,024,202).

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to TRSG 's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning TRSG , including its Form 10-SB initial registration statement and quarterly reports on Form 10-QSB for the past two quarters, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: June 6, 2002

                                        By Order of the Board of Directors



                                        /s/ Richard Bailey
                                        -----------------------------------
                                        Richard Bailey, President

                                   Exhibit "A"

                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION


First: That at a meeting of the Board of Directors of TRSG Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and resulting in the entry of Shareholder Consent to Action without a Meeting by the fifty two percent shareholder of said corporation approving the proposed action. The resolution setting forth the proposed amendment is as follows:

Resolved, That the following amendment increasing the authorized common stock from 200,000,000 to 2,000,000,000 shares was adopted

Second:   The necessary number of shares as required by statute were voted in favor of the amendment.

Third: That the said amendment was duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

                                                     BY:    /s/ Rick Bailey
                                                              Rick Bailey
                                                              President

State of Nevada      )
                               )ss.
County of Clark      )

On the 8th day of July, 2002, personally appeared before me Rick Bailey who, being duly sworn, deposed and stated that he is the President of TRSG Corporation and that he executed the above Certificate of Amendment of Certificated of Incorporation as President of the said corporation pursuant to a duly adopted resolution of the Board of Directors of the said corporation and a duly adopted consent of the majority shareholder of the corporation

Dated this 8th day of June, 2002
                                             ----------------------------------
My Commission Expires:                                            Notary Public

                                   Exhibit "B"

                                   TRSG Corp.
                             3095 E Partick Suite 1
                             Las Vegas, Nevada 89120
                            Telephone (702) 940-1029
June 6, 2002

Alex Shukhman
Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington D.C. 20549

Re:      TRSG Corporation
         Preliminary Form 14C
         File No. 33-24108-D

Dear Mr. Shukhman:

Thank you for your comments on the submission of the Form 14C filed by TRSG Corporation. The following is the detailed responses to your comment. We have made the referenced revision and re-filed the preliminary Form 14C.

Item 1. Information Statement, Page 4

Comment 1. State whether you have any present intention to issue any of the newly authorized shares.

                  Response: At page four of the Form 14 C under the title "Information Statement" Paragraph three has been added and reads

                           The authorized shares of TRSG are being increased so that there are sufficient shares available to allow the Company flexibility in its ability to issue shares to raise capital or to acquire additional properties or businesses. The Company has no definitive plans at the present to issue any of the additional 800,000,000 shares being authorized by the amendment to its Articles of Incorporation, However, should an opportunity arise to raise additional capital or to make an acquisition which the Board of Directors determine may be beneficial to the Company, the additional shares may be used for that purpose.
Thank you for your assistance. Please contact me via Fax or phone if you have any further comments or questions.

Sincerely,

TRSG Corporation

      /s/ Richard Bailey
------------------------------------------------------------------
 Richard Bailey, President
Enclosure